UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2019 (September 9, 2019)
HANCOCK PARK CORPORATE INCOME, INC.
(Exact name of Registrant as specified in its charter)

Maryland	814-01185	81-0850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.     Entry into a Material Definitive Agreement.
Amendment to Senior Secured Revolving Credit Facility
On September 9, 2019, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), executed an amendment (the “Secured Revolver Amendment”) to its Business Loan Agreement with Pacific Western Bank, as lender (“PacWest”), pursuant to which PacWest provides the Company with a senior secured revolving credit facility (“PWB Credit Facility”) for general corporate purposes, including investment funding.
The Secured Revolver Amendment, among other things: (i) extends the maturity date from September 12, 2019 to February 28, 2021; and (ii) adds a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 200%.
In connection with the Secured Revolver Amendment, the Company incurred a 0.5% upfront fee on the $10.0 million commitment amount, legal fees related to the amendment and certain documentation fees.
The foregoing description of the Secured Revolver Amendment is not complete and is qualified in its entirety by the full text of: (i) such amendment; (ii) the Change in Terms Agreement by and between the Company and PacWest dated as of September 9, 2019; (iii) and the Commercial Security Agreement by and between the Company and PacWest dated September 9, 2019, which are filed as exhibits to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	Business Loan Agreement between Hancock Park Corporate Income, Inc. and Pacific Western Bank dated September 9, 2019
10.2	Change in Terms to the Business Loan Agreement between Hancock Park Corporate Income, Inc. and Pacific Western Bank dated September 9, 2019
10.3	Commercial Security Agreement among Hancock Park Corporate Income, Inc. and Pacific Western Bank dated September 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.

Date: September 11, 2019	By:	/s/ Bilal Rashid
Chief Executive Officer